Exhibit 10.2

FIRST AMENDMENT TO CONTRACT OF SALE

THIS AMENDMENT is made and entered into by and between 7425 LA VISTA, LLC, a Texas limited liability company (“Seller”), and DFW LAKEWOOD FLATS APARTMENTS LLC, a Wisconsin limited liability company (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer entered into that certain Contract of Sale dated April 7, 2016 (the “Agreement”) concerning certain real property and improvements commonly known as Lakewood Flats and located at 7425 La Vista Drive, Dallas, Texas, as more particularly described in the Agreement (the “Property”); and

WHEREAS, Seller and Buyer desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                  Any capitalized term used in this Amendment and not otherwise defined herein shall have the meaning set forth in the Agreement.

2.                                   Section 5.(a)(i) of the Agreement shall be amended to provide that the Investigation Period shall end at 5:00 p.m., Central Standard Time, on May 27, 2016.

3.                                   Except as expressly amended or modified by the provisions of this Amendment, the Agreement shall remain in full force and effect. This Amendment may be signed in counterparts and facsimile and electronic signatures shall be binding as if original.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, this Amendment is hereby executed to be effective as of the 23rd day of May, 2016.

SELLER:

7425 LA VISTA, LLC,
a Texas limited liability company

By:	/s/ Thomas P. Kennedy
Name:	Thomas P. Kennedy
Title:	President

BUYER:

DFW LAKEWOOD FLATS APARTMENTS, LLC,
a Wisconsin limited liability company

By:	MLG PF II Co-Investor Manager LLC,
a Wisconsin limited liability company,
its manager

By:	/s/ Andrew L. Teska
Name:	Andrew L. Teska
Title:	Vice President